UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

January 17, 2013

Date of report (date of earliest event reported)

Michaels Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-09338	75-1943604
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

8000 Bent Branch Drive

Irving, Texas 75063

(Address of principal executive offices) (Zip Code)

(972) 409-1300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

On January 17, 2013, Michaels Stores, Inc. issued a press release announcing, among other things, its sales results for the November and December 2012 fiscal periods. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Michaels Stores, Inc., dated January 17, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.

Dated: January 17, 2013	By:	/s/ Charles M. Sonsteby
Charles M. Sonsteby
Member of the Interim Office of the Chief Executive Officer, Chief Administrative Officer & Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release issued by Michaels Stores, Inc., dated January 17, 2013.